Spartan Motors, Inc.
August 2014


DRIVEN
TO DELIVER











Forward-Looking Statements:

This presentation contains some forward-looking statements that are not historical facts, including statements concerning our business, financial strength, future plans, objectives, and the performance of our products. These statements can be identified by words such as "believe", "expect", "forecast", ""potential", "project", "future", "may", "will", and "should", and similar expressions or words. These forward-looking statements involve various known and unknown risks, uncertainties, and assumptions that are difficult to predict with regard to timing, extent, and likelihood. Therefore, actual performance and results may materially differ from what may be expressed or forecasted in such forward-looking statements. Factors that could contribute to these differences may include operational and other complications that may arise affecting the implementation of our plans and business objectives; continued pressures caused by economic conditions and the pace and extent of the economic recovery; challenges that may arise in connection with the integration of new businesses or assets we acquire or the disposition of assets; issues unique to government contracting, such as competitive bidding processes, qualification requirements, and delays or changes in funding; disruptions within our dealer network; changes in our relationship with major customers or suppliers; changes in the demand or supply of products within our markets or raw materials needed to manufacture those products; and changes in laws and regulations affecting our business. The risk factors disclosed in Part I – Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2013, filed with the Securities and Exchange Commission and available at www.sec.gov or our website, include all known risks our management believes could materially affect the results described by forward-looking statements contained in this presentation. However, those risks may not be the only risks we face. Our business, operations, and financial performance could also be affected by additional factors that are not presently known to us or that we currently consider to be immaterial to our operations. In addition, new risks may emerge from time to time that may cause actual results to differ materially from those contained in any forward- looking statements. All forward-looking statements in this presentation are qualified by this paragraph. Investors should not place undue reliance on forward-looking statements as a prediction of actual results. All dividends are considered and declared by our Board of Directors, in its discretion. We undertake no obligation to publicly update or revise any forward-looking statements in this presentation, whether as a result of new information, future events, or otherwise.

Spartan Motors (Nasdaq: SPAR)

Focus: Global leader in the design, engineering, and manufacture of specialty vehicles and chassis

Operational Overview

- Chassis, vehicles, truck bodies and aftermarket parts/service solutions for all of our product segments
- Facilities in Michigan, Pennsylvania, South Dakota, Indiana and Florida
- Employees: 1,700


FedEx

Brands & Operating Segments


SPARTAN
ERV

Emergency Response (ER)

#2 brand: Custom ER chassis market

$165.1M*

- Custom fire truck chassis
- Pumpers, tankers, rescue and aerial apparatus


UTILIMASTER
DRIVING INTELLIGENT VEHICLE SOLUTIONS

Delivery & Service Vehicles (DSV)

A leading brand: 45% market share of WIVs

$179.2M*

- Walk-in vans, food service trucks, delivery vehicles
- Reach fuel-efficient commercial vehicle
- Alternative fuel solutions


SPARTAN
CHASSIS

Specialty Vehicles (SV)

#1 brand: 400-600HP RV chassis market

$125.2M*

- Motorhome and Bus Chassis
- Specialty and Defense Group
- Isuzu
- Aftermarket Parts & Accessories

**2013 Revenue*

Industry-Leading Innovations

Exciting new products and innovations to redefine the marketplace in our favor

UTILIMASTER
ALTERNATIVE FUEL SOLUTIONS




THE NEW
MPA 65'
MULTI-FUNCTION PUMPER AERIAL 65'
Finally, the Trifecta.
ONE TRUCK DESIGNED TO PERFORM LIKE:
A PUMPER,
AN AERIAL,
AND A RESCUE.


ADVANCED
PROTECTION
SYSTEM


IMPROVED MANEUVERABILITY
& NO LOSS OF STORAGE
Passive Steer Tag Axle*
• Purpose built to reduce tire wear of the tag axle
• Improved floor plan options which do not intrude into the OEM structure
• Increased maneuverability as a result of 7% reduction in curb-to-curb radius
• Increased cargo carrying capacity; lower weight tag assembly
• No hassles with automatic alignment mechanism which straightens tires
*Model restrictions apply
7%
REDUCTION IN CURB-TO-CURB RADIUS

Second Quarter 2014 Overview

- Revenue of $115.8M, down 4.2%
- Cash balance increased to $29.7M from $15.6M
- ER ops loss reduced 60% to $1.5M from $3.7M in Q1 14
- DSV and SV both profitable for past four quarters
- Operating profit of $31K vs. $1.1M
- EPS of $0.01, or $0.2M vs. $0.02, or $0.7M
- Consolidated order backlog of $246.7M vs $233.2M
- Paid $1.7M dividend and repurchased $1M common stock

(All comparisons are to Q2 2013 unless otherwise noted)

Q2 2014 Overview: By Segment

DSV



- Revenue up 12.2% from Q2 13 on higher vehicle shipments and ramp of Saltillo, Mexico upfit facility
- Reach achieved record profitability in Q2 14
- Bristol efficiency gains about 50% of $4M annual target

ER


14

- Loss of $1.5M in Q2 14, 60% lower than in Q1 2014
- Backlog strong at $165.1M vs $115.1 in Q2 2013
- Shipped first 10 units of 70-unit Peru order

SCV



- Revenue down 26.7% to $24.1M due to decline in motorhome chassis, defense and APA sales
- Isuzu contract manufacturing increasing
- SCV profitable despite lower revenue: operating profit of $1.4M versus $3.9M a year ago

ER 2014 Turnaround Update

- Higher pricing to have positive impact in 2H 2014
- Brandon server loss delayed several units into 2H 2014
- Charlotte to complete Peru order during Q3
- Leveraging manufacturing base to continue building trucks in Charlotte
- Deployed dedicated team to improve processes
- VP Operations leading team


153

Q2 2014 Financial Results

Summary Income Statement

	2Q14	2Q13
Sales	$ 115,795	$ 120,874
Gross Margin	14,662	15,626
Operating Expense	14,631	14,558
Operating Income	31	1,068
Net Income	247	691
Gross Margin	12.7%	12.9%
Operating Expense	12.6%	12.0%
Net Income	0.2%	0.8%

Summary Balance Sheet

	June 30, 2014	Dec 31, 2013
Cash	$ 29,677	$ 30,707
Other Current Assets	146,797	140,020
Total Assets	$ 256,308	$ 253,282
Current Liabilities	77,752	70,152
Other Long-term Liabilities	5,571	6,318
Long-term Debt	5,232	5,261
Total Shareholders' Equity	167,753	171,551
Total Liabilities & Shareholders' Equity	$ 256,308	$ 253,282

- **Gross margin in Q2 2014 of 12.7% approached Q2 2013 gross margin of 12.9% despite lower revenue**
- **Operating expenses held nearly unchanged at $14.6 million from prior year**
- **Inventory at June 30 was $84.4M, including approx $8 million due to Peru order**
- **Cash expected to increase in Q4 as Peru A/R is collected**

2014 Outlook

$500-520M Projected Revenue

Operational Factors

- Backlog of $246.7M at June 30, 2014
- Bristol approx. 50% to cost-reduction goal
- Reach shipments of $14M in 1H
- Expansion of ER production capacity at Ocala and Charlotte
- $20M+ fire truck order from Peru

Expected Market Conditions

- Truck body market recovery
- Motorhome inventories being worked down in 2014
- Lower defense spending
- Domestic ER demand growing modestly
- Global ER market growing more rapidly

Projected Operating Performance

First Quarter 2014	Second Quarter 2014	Second Half 2014
Actual loss of $0.06	*Actual profit of $0.01*	*Operating profit*

Expect full year operating margin of 0.5% - 1.0%

Why Invest In Spartan?

Diversified Growth

- Market-leading brands; Recovering markets; Global relationships; Solid backlog to support revenue growth

Redefining Technology and Innovation

- Industry-first, leading-edge products

Integrated Operational Excellence

- SV and DSV profitable, 2014 ERV turnaround gaining traction

Vibrant Culture

- Passionate team creating exciting products that transform the world

Excited Customers/Brand Loyalists

- Outstanding product performance driving customer demand

FOR MORE INFORMATION:

Spartan Motors, Inc.

Greg Salchow

Group Treasurer

517.997.3842



SPARTAN

www.spartanmotors.com